SCHEDULE OF COMPANY EARNED INTEREST INCOME AND INCURRED INTEREST EXPENSE (Details) - USD ($)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Bank and other cash	$ 26,380	$ (74,081)
Total interest (expense) income	26,380	(74,081)
Lease liabilities	(491,336)	(131,291)
Other interest paid – loans	(847,520)	103,357
Amortization of debt discount		140,837
Total interest expense/ finance costs	(1,338,856)	(375,485)
Total interest (expense), net	$ (1,312,476)	$ 449,566